SHARON
- AI -

COMPANY PRESENTATION

April 2026



Disclaimers

SHARON -AI-

This presentation (this "Presentation") is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt.

The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Sharon AI Holdings Inc. ("Sharon AI") assumes no obligation to update the information in this Presentation, except as required by law. In all cases, interested parties should conduct and rely on their own investigation and analysis of Sharon AI and the information contained herein, including the merits and risks involved.

No Offer of Solicitation

This Presentation does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Representation or Warranties

All information is provided "AS IS" and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Sharon AI or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Sharon AI has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Sharon AI. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry and Market Data

In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Sharon AI competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Sharon AI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Sharon AI with the SEC, and such differences may be material. In particular, all Sharon AI projected financial information included herein is preliminary and subject to risks and uncertainties. Any variation between Sharon AI's actual results and the projected financial information included herein may be material. This Presentation also contains non-GAAP financial measures and key metrics relating to the company's projected future performance. A reconciliation of these non-GAAP financial measures to the corresponding GAAP measures on a forward-looking basis is not available because the various reconciling items are difficult to predict and subject to constant change.

Use of Projections

This Presentation may contain projected financial information with respect to Sharon AI. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Cautionary Statements Regarding Forward Looking Statements

This Presentation may contain forward-looking statements including, but not limited to, Sharon AI's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "intends," or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in certain of Sharon AI's reports filed with the SEC under the heading "Risk Factors." These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Sharon AI believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sharon AI is not under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

In addition to factors previously disclosed in Sharon AI's reports filed with the SEC and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) expectations regarding Sharon AI's strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Sharon AI's ability to invest in growth initiatives and pursue acquisition opportunities; (ii) limited liquidity and trading of Sharon AI's securities; (iii) geopolitical risk and changes in applicable laws or regulations; (iv) the possibility that Sharon AI may be adversely affected by other economic, business, and/or competitive factors; and (v) operational risk.

Any financial projections in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sharon AI's control. While all projections are necessarily speculative, Sharon AI believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Presentation should not be regarded as an indication that Sharon AI, or ITS representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. The foregoing list of factors is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Sharon AI and is not intended to form the basis of an investment decision in Sharon AI. Readers should carefully review the foregoing factors and other risks and uncertainties described in the "Risk Factors" section of the reports, which Sharon AI has filed or will file from time to time with the SEC. There may be additional risks that Sharon AI does not presently know, or that Sharon AI currently believes are immaterial, that could cause actual results to differ from those contained in forward looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward – looking statements in this Presentation. All subsequent written and oral forward-looking statements concerning Sharon AI or other matters and attributable to Sharon AI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Table of Contents

1
Introduction



Who is Sharon AI?

SHARON -AI-

Sharon AI is an **Australian Neocloud operator**, purpose-built to **power the next generation of Artificial Intelligence and High Performance Computing**

01

What we do?

- **Design and operate AI-native infrastructure** optimised for large-scale AI training, inference and high-performance computing – not general-purpose cloud
- Deliver **GPU-as-a-Service, AI Platform (PaaS) and high-performance storage** as a fully integrated AI ecosystem
- Solutions are targeted at a **broad range of customers** – including **enterprise, government and hyperscalers**

02

Why we succeed?

- **Privileged access to cutting-edge GPUs: One of only three NVIDIA Cloud Partners in Australia**, with access to B200, B300 GPUs and anticipated access to GB300 GPUs
- **AI-optimised performance**: Purpose-built networking, storage and orchestration delivers higher utilisation and efficiency than traditional cloud
- **Hosted in Australia – a globally attractive jurisdiction**: Australian-hosted, low-latency, secure infrastructure built to meet enterprise, government and regulated-industry requirements
- **Capital-efficient scale**: Deploys into tier-III / IV data centres (e.g. NEXTDC) rather than building from scratch, enabling rapid expansion and faster time-to-revenue

03

Proof points

- Demonstrated ability to **deploy and operate AI superclusters at scale** for sophisticated global customers
- **Enterprise-grade traction** with landmark contracts including **Canva, GMI Computing**, and a **US$1.26bn, 5-year agreement with ESDS Software Solutions**
- **~70MW of data centre capacity**

Company History

Since being incorporated in February 2024, Sharon AI has delivered on key strategic, operational and financing milestones

Key Strategic and Operational Milestones

Dec-24	Certified as an **NVIDIA Cloud Partner**
Mar-25	Announced planned development of **Sharon AI Supercluster**, comprising 1,016 GPUs at NEXTDC's M3 Data Centre
Sep-25	Entered into **agreement with Cisco** for strategic collaboration
Dec-25	Announced **50MW Data Center Capacity Expansion Agreement with NEXTDC**, bringing **total capacity to 54MW**
Feb-26	**Signed Canva contract** Reached **binding agreement with Cisco** – announcing secure AI Factory, providing **1,024 B300 GPU capacity**
Mar-26	**Agreement with WWT** for deployment of HPC infrastructure **Signed GMI contract**
Apr-26	**Signed ESDS Software Solutions contract for anticipated US$1.26bn TCV, 5-year**
Apr-26	Sharon AI confirms **US$74m in total proceeds from the sale of its 50% stake in Texas Critical Data Centers**

Key Financing Milestones

Feb-24	Sharon AI incorporated
Dec-25	~US$103m pre-IPO via a Convertible Note offering
Feb-26	Listed on the NASDAQ, raising ~US$125m
Apr-26	US$350m convertible note offering led by Oaktree Capital Management, L.P.

The Problem That We're Focused on Solving

The Problem

AI adoption is accelerating faster than the infrastructure required to support it

- Demand for AI training and inference has outpaced the global supply of high-performance GPUs and power-dense data centres – both of which have increasingly long lead-times
- Hyperscale clouds are optimised for general workloads — not deterministic, non-contended AI performance
- Increasing requirements for sovereign data residency, security and compliance further constrain options

There is a structural gap between AI ambition and fit-for-purpose AI infrastructure

Our Solution

To be the trusted AI infrastructure platform enabling AI at scale

- Deliver dedicated, HPC and GPU compute built to NVIDIA reference architecture
- Provide secure, low-latency, sovereign, AI infrastructure hosted in world-class APAC data centres
- Enable customers to move from experimentation to production with speed, certainty and capital efficiency
- Partner deeply across the AI ecosystem to ensure access to next-generation GPUs, power and connectivity
- Build essential digital infrastructure that underpins the next generation of AI applications

Sharon AI exists to make large-scale AI deployment reliable, scalable and economically viable

2
The Market Opportunity



Key GPUaaS Operators

SHARON -AI-

Neoclouds are complementary operators to hyperscalers, with US Neoclouds solving global capacity shortfalls, while Australian Neoclouds are providing a solution for domestic compute demand

Hyperscalers	US Neoclouds	Australian Neoclouds
aws	CoreWeave	SHARON -AI-
Microsoft Azure	Lambda	firmus
Google Cloud	NEBIUS	ResetData
	Crusoe	
	WHITEFIBER	

01 Global AI infrastructure demand is expanding at a pace that exceeds hyperscalers' ability to deploy incremental capacity in some markets given constraints on power availability, construction timelines and supply chain complexity

02 US Neoclouds have emerged to address these constraints, offering purpose-built, GPU-dense infrastructure, faster provisioning and flexible commercial models compared with general-purpose hyperscaler GPUaaS, and are increasingly partnering with hyperscalers and AI end-users to deliver GPU capacity

03 Take-or-pay models are gaining traction with these infrastructure-style commercial contracts securing minimum revenue, mitigating demand volatility, improving capital planning and enabling scaled deployment

04 Australian Neoclouds have emerged to support domestic AU compute demand, enabling regional AI adoption through locally compliant and operationally resilient compute solutions

Source: Frost and Sullivan.

Neoclouds vs Hyperscalers GPUaaS Service Offerings

SHARON -AI-

Neoclouds are fundamentally optimised for AI workloads, while hyperscalers operate general-purpose cloud platforms to support a broad range of use cases

Dimension	Hyperscalers	Neoclouds
Core positioning	▪ General-purpose cloud platforms	▪ Purpose-built platforms
Infrastructure design	▪ Architecture to balance compute, storage, and networking across diverse workloads	▪ Designed for high GPU density
Performance and utilisation	▪ Performance may be constrained by multi-tenant and heterogenous workload requirements	▪ Supports higher utilisation and more consistent performance for large-scale training and inference
Configuration flexibility	▪ Standardised configurations optimised for flexibility and scale across customers	▪ Reduced virtualisation overhead with environments configurable to specific model requirements
Commercial structure	▪ Pricing and provisioning typically bundled within broader cloud service offerings	▪ Capacity commitments, provisioning timelines, and pricing aligned to sustained GPU usage
Operation focus	▪ Compliance and infrastructure management standardised across regions and services	▪ Enables more directed management of power availability, data sovereignty, and compliance
Market role	▪ Provides foundational cloud infrastructure and establishes pricing and capacity benchmarks	▪ Operates as a complementary layer addressing capacity, performance, and deployment constraints for AI workloads

Source: Frost and Sullivan.

Evolution of Market Share in the US

SHARON -AI-

The US GPU market has shifted from hyperscale-dominated supply to a bifurcated system where Neoclouds now absorb demand at scale

Estimated market share (as at 2024)



27%
22%
12%
9%
2%
1%
1%
1%
9%
16%
aws
Microsoft Azure
Google Cloud
CoreWeave
Lambda
NEBIUS
Crusoe
WHITEFIBER
GPU Cloud Marketplaces
Other

Source: Frost and Sullivan.

Data Sovereignty & Regulations to Drive Regional Champions

SHARON -AI-

Tightening data sovereignty and privacy rules in Australia and the US are generating a structural advantage for trusted, in-country AI infrastructure providers

US to curb global chip shipments; most markets will face restrictions

	Regulations	Description
US	*AI Gov. Framework*	*Guidance for AI deployment*
US	*CLOUD Act*	*Grants US authorities data access*
US	*HIPAA*	*Regulates health information*
US	*American Privacy Rights Act (Proposed)*	*State-level consumer data protection*
Australia	*SOCI Act*	*Mandates security / resilience reporting*
Australia	*Privacy Act 1988 and Aus Privacy Principles*	*Regulates handling of personal data*
Australia	*CPS 234*	*Financial services information security*
Australia	*My Health Record Act 2012*	*National electronic health records*



Tier 1 (Most permissive)
Tier 2
Tier 3 (Most restrictive)

Source: Frost and Sullivan.

Barriers to Entry Key Driver of Success for Early Entrants

SHARON -AI-

Access to GPUs, grid constrained high-density power, tightening data regulation, and capital requirements establish barriers to entry into Global Neocloud and GPUaaS markets

GPU Allocation

- Securing timely access to GPUs remains a key challenge
- Manufacturing constraints and hyperscaler prioritisation reduces supply
- Emerging providers must navigate long lead times and competition from larger incumbents
- NVIDIA Cloud Partner Program (NCP) membership serves as a key mitigant to allocation headwinds for Sharon AI

Power Access

- Rapid growth in AI workloads is reshaping data centre infrastructure requirements
- High-performance GPU clusters demand a substantial and reliable power supply
- Sharon AI's relationship and agreement with NEXTDC and other data centre operators aligns demand for high-density compute with medium and long-term power planning

Regulations

- Countries increasingly mandate that sensitive data including customer information or AI model datasets remain within national borders
- Providers must establish localised infrastructure, ensure secure data handling, and adapt to evolving regulatory frameworks, which raises operational costs and slows international expansion

Capital and Talent

- Entry into the Neocloud market requires substantial capital investment and highly specialised talent
- Capital investment could be required across GPU procurement, data centre construction, networking infrastructure, and maintenance operations
- Specialised talent also essential, e.g. engineers specialising in HPC, distributed AI systems, and data centre operations

Source: Frost and Sullivan.

3

Our Platform, Technology & Infrastructure



Our Solution Offering

Sharon AI provides access to accelerated computing infrastructure solutions specifically targeted to AI and HPC applications, delivered "as-a-Service"

Current GPUs which Sharon AI offers to customers[1]

B200



- Engineered on the NVIDIA Blackwell architecture
- Designed for deployment within enterprise GPU clusters and AI infrastructure
- Engineered for demanding AI training and inference workloads

B300



- Next-generation data centre GPU in the Blackwell Ultra series
- Engineered to accelerate demanding AI and large-scale compute workloads
- Engineered for extreme-scale AI inference and reasoning

GB300



- Built on next generation NVIDIA Blackwell architecture Super Chip
- Achieves a 50% increase in performance compared to the GB200s
- System-level "AI Factory" deployments

GPU-as-a-Service

- Scalable, on-demand access to high performance GPU cloud compute
- Service engineered to accelerate complex AI workloads across use cases:
  - Model training
  - Inference
  - Research computing
  - Visual computing

AI Studio (Platform-as-a-Service)

- Proprietary PaaS combining cloud infrastructure with expert AI, ML and HPC operational support
- Delivers end-to-end AI development and deployment capabilities through unified interface

Cloud Storage Solutions

- Provides highly scalable and cost-effective cloud storage designed for large-scale AI and HPC datasets
- Services include:
  - S3 Compatible Cloud Storage
  - High Performance SSD Storage
  - Archive and Backup

Note: Sharon AI expects to offer future GPU models such as Vera Rubin.

Target Customers and Illustrative Use Cases

SHARON -AI-

Sharon AI solutions are targeted at a broad range of customers which require sovereign, high-performance AI infrastructure for training, inference and mission-critical workloads at scale

Enterprises	▪ Corporations integrating AI into workflows and require scalable infrastructure for model training and inference ▪ ***Use cases:*** *ML model training, inference, data analytics, generative AI applications*
Hyperscalers	▪ Large global cloud and internet platform companies that procure GPU and data centre capacity in massive contiguous blocks to run and scale their own cloud services and AI workloads ▪ ***Use cases:*** *Building dedicated AI clusters, inference at scale, model serving*
AI Labs	▪ AI research firms dedicated to researching, developing and applying AI require scalable infrastructure ▪ ***Use cases:*** *ML model training, inference, data analytics, generative AI applications*
Research Institutes and Universities	▪ Academic and scientific organizations conducting complex simulations and data-intensive research that depend on high-performance parallel processing capabilities ▪ ***Use cases:*** *LLM development, model research, compute intensive proof of concepts*
Governmental Authorities	▪ Public sector bodies seeking sovereign cloud capabilities and secure infrastructure for sensitive computational tasks ▪ ***Use cases:*** *High performance computing, climate modelling, genomics, scientific simulation*
AI Start-ups and Developers	▪ Early-stage companies and individual developers requiring flexible, on-demand access to powerful GPU resources ▪ ***Use cases:*** *Sovereign AI infrastructure, secure computing, defence applications*
GPU Aggregators and Marketplaces	▪ Platforms that aggregate GPU capacity from various providers to serve a broad user base. These customers provide Sharon AI with immediate access to a wide demand pool ▪ ***Use cases:*** *Immediate access to broad customer pools, spot and short-term market participants*

Our Approach is to Partner With the Best in the World

Sharon AI works with global leaders in AI and digital infrastructure to ensure best practices and on time delivery of Sharon AI's solutions



NEXTDC
World Wide Technology
NVIDIA
CISCO
Lenovo
SHARON -AI-

- **NVIDIA** is the designer and technology provider of the AI processors (GPUs) used by Sharon AI and is a key partner under NVIDIA's NCP program. NVIDIA also provides enablement support for deploying its enterprise-grade infrastructure
- **NEXTDC** serves as the primary co-location data centre provider, hosting Sharon AI's hardware infrastructure
- **Cisco** provides AI-ready networking infrastructure, and will support the go-to-market strategy facilitating engagement with large-scale enterprise and government customers
- **WWT** provides support for end-to-end procurement, assembly, delivery and installation of large-scale compute infrastructure
- **Lenovo** provides access to hardware procurement and lifecycle services as part of the TruScale program

Key Delivery Partners: NVIDIA

SHARON -AI-

NVIDIA is a manufacturer of Sharon AI's GPUs and is a key operational partner for Sharon AI. Sharon AI's certified NCP status provides it access to NVIDIA's latest technologies, technical support and go-to-market collaboration

NVIDIA®

B200



B300



GB300



Supply

- **Certified** NVIDIA Cloud Partner (NCP) following successful deployment of NVIDIA reference architectures
- **Preferential access** to NVIDIA roadmap and supply with visibility into NVIDIA's product roadmap
- **Purpose-built** on NVIDIA reference architecture – all major GPU clusters, including Sharon AI's Supercluster, are architected to NVIDIA's reference designs
- **Deep** hardware and software integration across deployed NVIDIA GPUs across training and inference

Demand

- Nvidia refers qualified customers to partners with available capacity

Key Delivery Partners: NEXTDC

SHARON -AI-

NEXTDC provides the sovereign data centre backbone including high power, liquid-cooled capacity, and Tier III and IV resilience that enables Sharon AI to deploy GPU Superclusters at speed and scale

NEXTDC


NEXTDC M2
NEXTDC M3
NEXTDC S6
NEXTDC S3

- Primary, non-exclusive co-location DC provider, hosting the Company's AI cloud infrastructure across Tier III and Tier IV facilities in Australia
- Access to up to ~54MWs of high-density capacity across NEXTDC sites, underpinning GPU expansion
  - ~2MW operational capacity at M3 facility
  - ~13MW distributed capacity at S6 and S3 facilities
  - 40MW of contiguous capacity via an expansion agreement
- NEXTDC's Australian-based, Digital Transformation Agency-certified facilities support data sovereignty and government-grade workloads
- Facilities are purpose-built for advanced GPUs, engineered for NVIDIA reference architectures including liquid-cooled, high-power deployments required for B200, B300 and GB300 GPU clusters
- The M3 data centre hosts Sharon AI's Supercluster deployment (1,016 GPUs)

Data Centre Strategy Beyond NEXTDC

While our anchor partnership with NEXTDC continues to support future deployment, Sharon AI is expanding capacity through a mix of third-party colocation and infrastructure partnerships

- While NEXTDC is the primary host, Sharon AI has secured an additional partnership with a domestic data centre for ~15MW of data centre capacity
- Sharon AI continues to actively pursue additional partnerships with other high-quality colocation providers
  - Additional partnerships will provide further power and capacity, ensuring the company is positioned for its next phase of growth with adequate headroom beyond currently contracted MWs
- Sharon AI remains focused on establishing partnerships with data centre operators, so that it can scale without the capital intensity and long lead times associated with building large-scale data centres

Sharon AI has approximately ~70MW of data centre capacity


SHARON
- AI -

Key Delivery Partners: Cisco

Cisco delivers enterprise-grade networking, security, and go-to-market reach that enables Sharon AI to accelerate AI infrastructure deployment across enterprise and government customers

- Cisco is a core technology and go-to-market partner, supporting Sharon AI's enterprise sales strategy
- Provides technical guidance on architecting and deploying enterprise-grade cloud and AI solutions
- Cisco will support Sharon AI's go-to-market strategy, facilitating engagement with large-scale enterprises and government customers
- Launch of Australia's first Cisco Secure AI Factory coming online in the first half of 2026, delivering sovereign, high-performance AI infrastructure with data processed entirely in Australia
- Partnership arrangement positions Cisco as a key commercial relationship for Sharon AI's platform

Key Delivery Partners: World Wide Technology

SHARON -AI-

WWT provides end-to-end design, procurement and deployment expertise that supports delivery of large-scale NVIDIA AI infrastructure with speed, security and operational certainty

World Wide Technology

Elite member of the NVIDIA Partner Network

World Wide Technology · CISCO · NVIDIA

- Global technology solutions provider that offers consulting, supply chain and IT services in AI, Security and Data in over 60 locations globally
- Core execution partner delivering Sharon AI's large-scale deployment of next-generation AI and HPC infrastructure across Australia and APAC
- WWT will oversee end-to-end infrastructure execution, procurement, assembly, delivery and installation of GPU clusters including NVIDIA Blackwell and Blackwell Ultra deployments
- Provides Sharon AI with the expected execution, security, scale, and operational rigour required to deliver next-generation AI infrastructure reliably and at pace across Australia and globally

Sharon AI's Proprietary Software Orchestration

SHARON -AI-

Sharon AI has developed enterprise-grade GPU delivery, abstracted into a self-service cloud

- Enterprises
- Hyperscalers
- Government
- AI Labs & Devs

Input controls feeding orchestration

Customer requests	Contracts/reservation	Sovereignty rules
GPU type, deployment mode, term/on-demand	Take-or-pay or election for prepaid capacity	Data residency, regulated workloads

Sharon AI Cloud Portal

Self-Service | API-First

Proprietary control plane and orchestration

Entitlement & quotas
Policy & compliance engine
GPU scheduling & placement
Environment provisioning
Monitoring & SLA enforcement

Provisioning outputs

Bare Metal GPUs	VM Environments	Kubernetes/containers
Dedicated GPUs, non-contended	Enterprise isolation	Platform-native AI workflows

NB: All modes automated and self-provisions

Physical infrastructure & delivery stack

Compute — **GPU Superclusters**
NVIDIA Reference Architecture
B200 | B300 | GB300

Network — **High-Bandwidth Fabric**
Non-blocking spine & leaf
InfiniBand-class interconnects
private enterprise connectivity

Storage — **High-Performance AI Storage**
S3-compatible object storage
Low-latency SSD tiers
Integrated data pipelines

DCs — **Tier III / IV DCs**
Sovereign hosting
Liquid-ready, high-density
Multi-operator strategy

Smart GPU Economics
Training routed to newest GPUs
Inference optimised across fleet
Extended GPU life

Sharon AI abstracts scarce GPUs into a scalable, sovereign utility—delivered like cloud, with infrastructure-level performance

4

Commercial Model & Customer Traction



Revenue Model

SHARON -AI-

Sharon AI operates a hybrid GPU-as-a-Service revenue model that has evolved deliberately from predominantly on-demand usage to a term-based take-or-pay offtake as the business has scaled

On-demand (PAYG)

- Usage-based, on-demand pricing for GPU compute, storage and interconnect
- Customers pay based on *GPU hours consumed, hardware type* (e.g. L40s, A40, H100s and H200s), *storage and network usage*

Initially critical to company development:

- Allowed Sharon AI to build a track record with enterprises AI and research users
- Enabled Sharon AI to validate cluster stability, software orchestration and workload isolation
- **Established track record for certification as NCP**

Take-or-pay

- Term-based take-or-pay contracts where customers commit to fixed GPU capacity block
- Minimum revenue guaranteed regardless of actual usage, supporting entry into GPU-backed debt facilities and improving capital planning and scaled deployment

Fundamental to achieving scale:

- Provides customers with priority access to GPU capacity and insulation from supply volatility
- Supports entry into GPU-backed debt facilities
- Enables deployment of GPU clusters at scale

Transition to a take-or-pay contracting framework supports capital - intensive, large-scale AI infrastructure deployment

The take-or-pay contracting model underpins predictable revenue, financing efficiency and GPU procurement, while on-demand remains a complementary channel for growth, overflow and post-contract monetisation

Illustrative GPU Annual Revenue Analysis

Illustrative GPU Annual Revenue equals stated number of GB300 GPUs x stated GB300 GPU Rates per Hour x 8,760 hours (per year) x 100% assumed term contract utilisation (in USD)

Total GPUs	MW (Approx.)	GB300 GPU Hourly Rates (USD/GPU-Hour)						
		$2.00	$2.50	$3.00	$3.50	$4.00	$4.50	$5.00
		GB300 GPU Annual Revenue (USD million)						
2,400	5 MW	$42	$53	$63	$74	$84	$95	$105
4,800	10 MW	$84	$105	$126	$147	$168	$189	$210
12,000	25 MW	$210	$263	$315	$368	$421	$473	$526
24,000	50 MW	$421	$526	$631	$736	$841	$946	$1,051
48,000	100 MW	$841	$1,051	$1,262	$1,472	$1,682	$1,892	$2,102

Source: Frost and Sullivan.

Go-to-Market Strategy

Sharon AI operates a multi-pronged go-to-market strategy, supported by partner network


01
NVIDIA
02
CISCO
04
Direct enterprise sales
03
Lenovo
05
Research & Education Partnerships
Enterprises
Research Institutes & Universities
Hyperscalers
AI Labs
AI Start-ups & Developers
GPU Aggregators & Marketplaces
Governmental Authorities

01 **NCP Program** provides access to the NVIDIA consumption desk, through which NVIDIA refers qualified customers to partners with available capacity

02 **Cisco Collaboration** with Cisco's ANZ business identifying joint value to market opportunities both within Cisco's existing customer base and new customers

03 **Lenovo** technical teams and sales organisation support customer development

04 **Direct enterprise sales** by Sharon AI's own sales team targeting hyperscalers, large enterprises, government and AI labs alike

05 **Research & education partnerships** including academic partnerships provide reference customers and ecosystem credibility

Illustrative Customer Contract Lifecycle

SHARON -AI-

Sharon AI's primary commercial contracting framework is take or pay revenue model whereby customers pay monthly revenue for reserved capacity which ensures 100% utilisation once fully deployed, de-risking contracts

During contract GPU + network infrastructure life 3-5yrs

Contract signing	GPU + network Infrastructure purchase & installation		AI/HPC Cloud Operational	
Initial customer prepayment PO submitted for GPU network infrastructure	Payment for GPU + network infrastructure at delivery	2-4wk installation	Revenue recognized monthly	
Month 1	Month 3	Month 3-4	Month 5-30	Month 30-54
Initial deposit	GPU + network infrastructure delivery		Monthly payments	

01

Contract signing and prepayment

Month 1

Customer provides initial prepayment at execution of term contract, which allows Sharon AI to submit purchase order for the specific GPU and network infrastructure required to service the contract

02

Procurement and installation

Months 1–4

Hardware delivered within 2-3 months of contract signing. Final payment for the equipment made upon delivery, and infrastructure is then installed and configured

03

Operational phase

Months 5–60

Infrastructure is operational and Sharon AI generates monthly revenue for duration of contract term for reserved capacity on a take-or-pay basis ensuring 100% utilisation

Post contract GPU + network infrastructure life 2yrs+

New multi-year contract

and / or

On-demand consumption

04

Post contract lifestyle

Years 3-6

Useful economic life of GPU and network infrastructure expected to extend for 2 or more years beyond initial contract term

Option to:

- Re-contract to same customer at lower rates;
- Sell capacity on spot or on-demand market through GPU aggregator platforms; or
- Redeployed through Sharon AI inference engine for token-based consumption

Recent Customer Momentum

Strong traction since January 2026, with landmark contracts including Canva, GMI Computing, and a US$1.26bn, 5-year agreement with ESDS Software Solutions

December 2025: Completed pre-IPO, raising ~US$103m

1

- **Signed 1st contract since capital raising**
- Customer: Canva – a high-growth design unicorn which is delivering AI-powered products

February 2026: Successful Nasdaq listing, raising US$125m

2

- **Signed 2nd contract in March 2026**
- Customer: GMI Computing – an AI-native inference cloud provider

3

- **Signed 3rd contract and 1st material contract in April 2026**
- Customer: ESDS (signed US$1.26bn, 5 year agreement)

Approach to Financing

SHARON -AI-

Sharon AI deploys the right financing tool at each stage of scale – initially leasing for speed and de-risking early deployments, and seeking to utilise asset-backed debt for efficient long-term scaling

Truscale program

GPUs leased from Lenovo via TruScale

- Material **reduction in upfront capex**
- **Rapid scaling** in line with deployment
- **Predictable** cash outflows
- **Lower long-term economics** vs ownership with **no residual value**
- **Fixed lease payments** regardless or utilization

Asset-level debt facilities

GPUs are owned with debt secured directly against hardware and support from long-term take-or-pay contracted revenues

- Typically **lower cost of capital**
- Retain **full ownership** and control
- **Most effective under take-or-pay**
- **Exposure to GPU pricing and resale risk** if technology cycles accelerate

Equity

GPUs purchased outright using equity capital raised from investors or market

- **Strategic and operational flexibility** given NASDAQ listing
- **No debt covenants** or **obligations** for fixed repayments
- **Full control** over asset deployment
- **Expensive** form of capital
- **Dilutive** to shareholders
- **Lower return on equity** at scale
- **Not optimal for superclusters**

The overall objective is to lower financing cost and diversify various funding sources available to support GPU deployments

Growth Strategy

SHARON -AI-

Sharon AI's growth strategy focuses on scaling its specialised HPC infrastructure to address the increasing demand for AI capabilities. The Company's objective is to establish itself as a leading HPC and AI infrastructure provider by executing a strategy built on four key pillars

01

Rapid Capacity Expansion

Continuing to source next-generation NVIDIA GPUs through its privileged position as an NCP, and to rapidly deploy this infrastructure directly into the facility of data centre partners such as NEXTDC under long-term contractual arrangements

02

Securing Customer Demand

Employing a multi-channel customer acquisition approach including NVIDIA Consumption Desk Referrals, referrals from Cisco and Lenovo channels, through Sharon AI's direct sales team, and research and education partnerships to continue securing customer demand following recently announced contract wins of Canva, GMI Cloud and ESDS

03

Capital-Efficient Deployment

Deploying infrastructure directly into the facilities of data centre partners such as NEXTDC, under long-term contractual arrangements which enables Sharon AI to scale capacity at speed in a capital-efficient manner

04

Technological Leadership

Strong relationships with global leaders in AI and digital infrastructure, including NVIDIA, NEXTDC, Cisco, WWT and Lenovo to ensure best practice delivery of HPC and AI services

5

Management & Governance



Executive Team

SHARON -AI-

We are a highly experienced team of entrepreneurs, engineers and industry professionals. Our executive team has held senior roles at leading technology and financial institutions including Microsoft, IBM, Equinix, Goldman Sachs, Macquarie Group, JP Morgan, Citigroup, and Thomson Geer - bringing deep, diversified expertise in AI, Energy Infrastructure, Cloud Computing & Capital Markets

Founder led



James Manning
Co-Founder & CEO



Andrew Leece
Co-Founder & COO



Nick Hughes-Jones
Co-Founder & Head of Corporate Development



Tim Broadfoot
CFO



Dan Mons
CTO



Linton Burling
CRO



Kieran Habojan
Head of Sales



Wolf Schubert
Country Manager (USA)



Ross Barrows
Head of Capital Strategy & Investor Relations



Tim Flahvin
General Counsel



Kat Manning
Head of Human Resources

Board of Directors

Highly experienced board combining global technology, infrastructure, capital markets and governance expertise to guide Sharon AI through scale, regulation and long-term value creation



James Manning
CEO & Director



Drew Kelton
Non-Executive
Independent Director



Peter Woodward
Non-Executive
Independent Director



Benjamin Adams
Non-Executive
Independent Director



Alastair Cairns
Non-Executive
Independent Director

Please contact us for more information:

- info@sharonai.com
- sharon-ai
- sharon__ai
- sharonai.com

Australia
Level 1, 32 Walker Street, North Sydney NSW 2060

United States
745 5th Ave, Suite 500 New York, NY 10151

Sharon AI Investor Relations Enquiries:
Ross Barrows, Head of Capital Strategy and Investor Relations
+61 410 194 310
sharonai@imsinvestorrelations.com

